gsr05ar4 - Price/Yield - 3A1

Price	10 CPB	15 CPB	20 CPB	25 CPB	30 CPB	35 CPB	40 CPB
100.19913	4.765	4.712	4.657	4.599	4.540	4.477	4.413	Yield
100.19913	80	87	88	87	86	83	79	Spread
100.23038	4.739	4.674	4.605	4.535	4.461	4.384	4.305	Yield
100.23038	78	83	83	80	78	74	68	Spread
100.26163	4.714	4.635	4.554	4.470	4.383	4.290	4.196	Yield
100.26163	75	79	78	74	70	64	58	Spread
100.29288	4.688	4.597	4.503	4.405	4.304	4.197	4.088	Yield
100.29288	73	75	73	67	62	55	47	Spread
100.32413	4.663	4.559	4.452	4.341	4.226	4.104	3.980	Yield
100.32413	70	71	68	61	54	46	36	Spread
100.35538	4.637	4.521	4.401	4.276	4.148	4.011	3.872	Yield
100.35538	68	68	63	54	46	36	25	Spread
100.38663	4.611	4.483	4.350	4.212	4.069	3.918	3.764	Yield
100.38663	65	64	57	48	39	27	14	Spread
100.41788	4.586	4.445	4.299	4.147	3.991	3.825	3.656	Yield
100.41788	62	60	52	41	31	18	3	Spread
100.44913	4.560	4.407	4.248	4.083	3.913	3.732	3.548	Yield
100.44913	60	56	47	35	23	8	-7	Spread
100.48038	4.535	4.369	4.197	4.019	3.835	3.639	3.441	Yield
100.48038	57	52	42	29	15	-1	-18	Spread
100.51163	4.509	4.331	4.146	3.954	3.757	3.546	3.333	Yield
100.51163	55	48	37	22	7	-10	-29	Spread
100.54288	4.484	4.293	4.095	3.890	3.679	3.454	3.225	Yield
100.54288	52	45	32	16	-1	-19	-40	Spread
100.57413	4.458	4.255	4.045	3.826	3.601	3.361	3.118	Yield
100.57413	50	41	27	9	-8	-29	-50	Spread
100.60538	4.433	4.217	3.994	3.762	3.523	3.269	3.011	Yield
100.60538	47	37	22	3	-16	-38	-61	Spread
100.63663	4.407	4.179	3.943	3.698	3.445	3.176	2.904	Yield
100.63663	45	33	17	-4	-24	-47	-72	Spread
100.66788	4.382	4.141	3.892	3.634	3.367	3.084	2.797	Yield
100.66788	42	30	12	-10	-32	-56	-82	Spread
100.69913	4.357	4.103	3.842	3.570	3.290	2.992	2.690	Yield
100.69913	40	26	7	-16	-39	-66	-93	Spread

WAL	1.30	0.86	0.63	0.50	0.41	0.34	0.30
Mod Durn	1.218	0.818	0.611	0.484	0.398	0.335	0.289
Payment Window	Jul05 - Feb08	Jul05 - Mar07	Jul05 - Oct06	Jul05 - Jun06	Jul05 - Apr06	Jul05 - Feb06	Jul05 - Jan06
Optional Redemption	Call (N)	Call (N)	Call (N)	Call (N)	Call (N)	Call (N)	Call (N)

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers.  This material is for your private information and we are not soliciting any action based upon it.  This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.  This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such.  By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes.  We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets.  Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you.  Goldman Sachs does not provide accounting, tax or legal advice.  Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

gsr05ar4 - Price/Yield - 3A2

Price	10 CPB	15 CPB	20 CPB	25 CPB	30 CPB	35 CPB	40 CPB
100.37743	4.770	4.720	4.668	4.612	4.553	4.492	4.424	Yield
100.37743	60	65	66	66	66	65	62	Spread
100.40868	4.760	4.705	4.647	4.586	4.521	4.454	4.379	Yield
100.40868	59	64	64	63	63	61	58	Spread
100.43993	4.750	4.689	4.626	4.560	4.489	4.416	4.334	Yield
100.43993	58	62	62	61	59	57	53	Spread
100.47118	4.739	4.674	4.606	4.534	4.457	4.377	4.289	Yield
100.47118	57	61	60	58	56	53	49	Spread
100.50243	4.729	4.659	4.585	4.508	4.425	4.339	4.244	Yield
100.50243	56	59	58	55	53	50	44	Spread
100.53368	4.718	4.643	4.564	4.481	4.393	4.301	4.199	Yield
100.53368	55	58	56	53	50	46	40	Spread
100.56493	4.708	4.628	4.544	4.455	4.361	4.263	4.154	Yield
100.56493	54	56	54	50	47	42	35	Spread
100.59618	4.698	4.612	4.523	4.429	4.329	4.225	4.109	Yield
100.59618	53	55	51	48	43	38	31	Spread
100.62743	4.687	4.597	4.502	4.403	4.297	4.186	4.064	Yield
100.62743	52	53	49	45	40	34	26	Spread
100.65868	4.677	4.582	4.482	4.377	4.265	4.148	4.019	Yield
100.65868	51	51	47	42	37	31	22	Spread
100.68993	4.666	4.566	4.461	4.351	4.233	4.110	3.974	Yield
100.68993	49	50	45	40	34	27	17	Spread
100.72118	4.656	4.551	4.441	4.325	4.201	4.072	3.929	Yield
100.72118	48	48	43	37	31	23	13	Spread
100.75243	4.646	4.536	4.420	4.299	4.169	4.034	3.884	Yield
100.75243	47	47	41	35	27	19	8	Spread
100.78368	4.635	4.520	4.399	4.272	4.137	3.996	3.839	Yield
100.78368	46	45	39	32	24	15	4	Spread
100.81493	4.625	4.505	4.379	4.246	4.105	3.958	3.795	Yield
100.81493	45	44	37	29	21	12	-1	Spread
100.84618	4.615	4.490	4.358	4.220	4.073	3.920	3.750	Yield
100.84618	44	42	35	27	18	8	-5	Spread
100.87743	4.604	4.474	4.338	4.194	4.041	3.882	3.705	Yield
100.87743	43	41	33	24	15	4	-10	Spread

WAL	3.31	2.17	1.60	1.25	1.01	0.85	0.72
Mod Durn	2.989	2.020	1.506	1.188	0.970	0.814	0.691
Payment Window	Jul05 - Jun09	Jul05 - Jan08	Jul05 - May07	Jul05 - Dec06	Jul05 - Sep06	Jul05 - Jun06	Jul05 - Apr06
Optional Redemption	Call (N)	Call (N)	Call (N)	Call (N)	Call (N)	Call (N)	Call (N)

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers.  This material is for your private information and we are not soliciting any action based upon it.  This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.  This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such.  By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes.  We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets.  Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you.  Goldman Sachs does not provide accounting, tax or legal advice.  Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

gsr05ar4 - Price/Yield - 3A3

Price	10 CPB	15 CPB	20 CPB	25 CPB	30 CPB	35 CPB	40 CPB
100.12794	4.762	4.731	4.684	4.633	4.580	4.523	4.462	Yield
100.12794	50	55	58	58	61	60	58	Spread
100.15919	4.755	4.721	4.670	4.617	4.559	4.498	4.433	Yield
100.15919	50	54	56	57	58	58	55	Spread
100.19044	4.747	4.712	4.657	4.600	4.539	4.474	4.405	Yield
100.19044	49	53	55	55	56	55	53	Spread
100.22169	4.739	4.702	4.644	4.583	4.519	4.450	4.376	Yield
100.22169	48	52	54	53	54	53	50	Spread
100.25294	4.731	4.692	4.631	4.567	4.498	4.425	4.348	Yield
100.25294	47	51	52	52	52	51	47	Spread
100.28419	4.724	4.682	4.618	4.550	4.478	4.401	4.319	Yield
100.28419	46	50	51	50	50	48	44	Spread
100.31544	4.716	4.672	4.605	4.533	4.458	4.377	4.291	Yield
100.31544	46	49	50	48	48	46	41	Spread
100.34669	4.708	4.662	4.591	4.517	4.437	4.353	4.262	Yield
100.34669	45	48	49	47	46	43	38	Spread
100.37794	4.700	4.652	4.578	4.500	4.417	4.328	4.234	Yield
100.37794	44	47	47	45	44	41	35	Spread
100.40919	4.693	4.642	4.565	4.483	4.397	4.304	4.205	Yield
100.40919	43	46	46	43	42	38	33	Spread
100.44044	4.685	4.633	4.552	4.467	4.376	4.280	4.177	Yield
100.44044	43	45	45	42	40	36	30	Spread
100.47169	4.677	4.623	4.539	4.450	4.356	4.256	4.148	Yield
100.47169	42	44	43	40	38	34	27	Spread
100.50294	4.669	4.613	4.526	4.434	4.336	4.231	4.120	Yield
100.50294	41	43	42	38	36	31	24	Spread
100.53419	4.662	4.603	4.513	4.417	4.316	4.207	4.092	Yield
100.53419	40	42	41	37	34	29	21	Spread
100.56544	4.654	4.593	4.499	4.400	4.295	4.183	4.063	Yield
100.56544	40	41	39	35	32	26	18	Spread
100.59669	4.646	4.583	4.486	4.384	4.275	4.159	4.035	Yield
100.59669	39	40	38	33	30	24	16	Spread
100.62794	4.638	4.573	4.473	4.367	4.255	4.135	4.007	Yield
100.62794	38	39	37	32	28	21	13	Spread

WAL	4.55	3.49	2.56	2.00	1.62	1.35	1.14
Mod Durn	4.002	3.141	2.358	1.866	1.527	1.280	1.091
Payment Window	Jul05 - Feb10	Jul05 - Dec09	Jul05 - Oct08	Jul05 - Jan08	Jul05 - Jul07	Jul05 - Mar07	Jul05 - Dec06
Optional Redemption	Call (N)	Call (N)	Call (N)	Call (N)	Call (N)	Call (N)	Call (N)

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers.  This material is for your private information and we are not soliciting any action based upon it.  This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.  This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such.  By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes.  We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets.  Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you.  Goldman Sachs does not provide accounting, tax or legal advice.  Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

gsr05ar4 - Price/Yield - 3A4

Price	10 CPB	15 CPB	20 CPB	25 CPB	30 CPB	35 CPB	40 CPB
99.76795	4.853	4.853	4.848	4.841	4.834	4.826	4.818	Yield
99.76795	59	59	64	69	74	77	83	Spread
99.79920	4.845	4.845	4.839	4.830	4.820	4.809	4.798	Yield
99.79920	58	58	63	68	73	76	81	Spread
99.83045	4.837	4.837	4.830	4.818	4.806	4.793	4.779	Yield
99.83045	57	57	62	67	71	74	79	Spread
99.86170	4.830	4.830	4.821	4.807	4.792	4.776	4.759	Yield
99.86170	56	56	61	66	70	72	77	Spread
99.89295	4.822	4.822	4.812	4.796	4.778	4.760	4.740	Yield
99.89295	56	56	60	65	69	71	75	Spread
99.92420	4.814	4.814	4.803	4.784	4.764	4.743	4.720	Yield
99.92420	55	55	59	63	67	69	73	Spread
99.95545	4.807	4.807	4.794	4.773	4.750	4.726	4.701	Yield
99.95545	54	54	58	62	66	68	71	Spread
99.98670	4.799	4.799	4.785	4.761	4.736	4.710	4.681	Yield
99.98670	53	53	57	61	64	66	69	Spread
100.01795	4.791	4.791	4.776	4.750	4.722	4.693	4.662	Yield
100.01795	53	53	57	60	63	64	67	Spread
100.04920	4.784	4.784	4.767	4.739	4.709	4.677	4.642	Yield
100.04920	52	52	56	59	62	63	65	Spread
100.08045	4.776	4.776	4.758	4.727	4.695	4.660	4.623	Yield
100.08045	51	51	55	58	60	61	63	Spread
100.11170	4.769	4.768	4.749	4.716	4.681	4.644	4.604	Yield
100.11170	50	50	54	57	59	59	61	Spread
100.14295	4.761	4.761	4.740	4.704	4.667	4.627	4.584	Yield
100.14295	50	50	53	55	57	58	59	Spread
100.17420	4.753	4.753	4.731	4.693	4.653	4.610	4.565	Yield
100.17420	49	49	52	54	56	56	57	Spread
100.20545	4.746	4.745	4.722	4.682	4.639	4.594	4.545	Yield
100.20545	48	48	51	53	55	54	55	Spread
100.23670	4.738	4.738	4.713	4.670	4.625	4.577	4.526	Yield
100.23670	47	47	50	52	53	53	54	Spread
100.26795	4.730	4.730	4.704	4.659	4.611	4.561	4.507	Yield
100.26795	46	47	49	51	52	51	52	Spread

WAL	4.65	4.64	3.87	3.00	2.42	2.01	1.70
Mod Durn	4.077	4.069	3.450	2.731	2.238	1.878	1.601
Payment Window	Jul05 - Feb10	Jul05 - Feb10	Jul05 - Dec09	Jul05 - Dec08	Jul05 - Apr08	Jul05 - Oct07	Jul05 - Jun07
Optional Redemption	Call (N)	Call (N)	Call (N)	Call (N)	Call (N)	Call (N)	Call (N)

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers.  This material is for your private information and we are not soliciting any action based upon it.  This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.  This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such.  By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes.  We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets.  Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you.  Goldman Sachs does not provide accounting, tax or legal advice.  Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

gsr05ar4 - Price/Yield - 3A5

Price	10 CPB	15 CPB	20 CPB	25 CPB	30 CPB	35 CPB	40 CPB
100.31312	4.730	4.728	4.726	4.719	4.706	4.689	4.669	Yield
100.31312	46	46	46	46	47	48	49	Spread
100.34437	4.723	4.721	4.719	4.711	4.698	4.680	4.659	Yield
100.34437	45	45	45	45	47	47	48	Spread
100.37562	4.715	4.713	4.711	4.703	4.689	4.671	4.649	Yield
100.37562	44	44	44	45	46	47	47	Spread
100.40687	4.708	4.706	4.704	4.696	4.681	4.662	4.639	Yield
100.40687	43	43	43	44	45	46	46	Spread
100.43812	4.700	4.698	4.696	4.688	4.673	4.653	4.629	Yield
100.43812	43	43	43	43	44	45	45	Spread
100.46937	4.693	4.691	4.689	4.680	4.664	4.644	4.618	Yield
100.46937	42	42	42	42	43	44	44	Spread
100.50062	4.686	4.684	4.681	4.672	4.656	4.634	4.608	Yield
100.50062	41	41	41	42	42	43	43	Spread
100.53187	4.678	4.676	4.674	4.664	4.648	4.625	4.598	Yield
100.53187	40	40	40	41	41	42	42	Spread
100.56312	4.671	4.669	4.666	4.657	4.639	4.616	4.588	Yield
100.56312	40	40	40	40	41	41	41	Spread
100.59437	4.663	4.661	4.659	4.649	4.631	4.607	4.578	Yield
100.59437	39	39	39	39	40	40	40	Spread
100.62562	4.656	4.654	4.651	4.641	4.622	4.598	4.568	Yield
100.62562	38	38	38	38	39	39	39	Spread
100.65687	4.648	4.646	4.644	4.633	4.614	4.589	4.558	Yield
100.65687	38	37	37	38	38	38	38	Spread
100.68812	4.641	4.639	4.636	4.625	4.606	4.580	4.548	Yield
100.68812	37	37	37	37	37	37	37	Spread
100.71937	4.634	4.631	4.629	4.618	4.597	4.570	4.538	Yield
100.71937	36	36	36	36	36	36	36	Spread
100.75062	4.626	4.624	4.621	4.610	4.589	4.561	4.527	Yield
100.75062	35	35	35	35	36	36	35	Spread
100.78187	4.619	4.616	4.614	4.602	4.581	4.552	4.517	Yield
100.78187	35	34	34	35	35	35	34	Spread
100.81312	4.611	4.609	4.606	4.594	4.572	4.543	4.507	Yield
100.81312	34	34	34	34	34	34	33	Spread

WAL	4.76	4.74	4.72	4.52	4.18	3.80	3.41
Mod Durn	4.167	4.152	4.132	3.977	3.701	3.385	3.063
Payment Window	Jul05 - Apr10	Jul05 - Apr10	Jul05 - Apr10	Jul05 - Apr10	Jul05 - Apr10	Jul05 - Apr10	Jul05 - Apr10
Optional Redemption	Call (N)	Call (N)	Call (N)	Call (N)	Call (N)	Call (N)	Call (N)

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers.  This material is for your private information and we are not soliciting any action based upon it.  This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.  This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such.  By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes.  We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets.  Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you.  Goldman Sachs does not provide accounting, tax or legal advice.  Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

gsr05ar4 - Price/Yield - 3A1

Balance	$93,379,000.00	Delay	0
		Dated	6/30/2005
Settle	6/30/2005	First Payment	7/25/2005

Price	10 CPB	15 CPB	20 CPB	25 CPB	30 CPB	35 CPB	40 CPB
100.26932	4.756	4.698	4.638	4.575	4.509	4.440	4.366	Yield
100.26932	71	74	77	77	74	71	68	Spread
100.30057	4.737	4.671	4.602	4.529	4.453	4.373	4.288	Yield
100.30057	69	71	73	72	69	64	60	Spread
100.33182	4.719	4.644	4.565	4.483	4.397	4.307	4.210	Yield
100.33182	67	68	69	67	63	58	52	Spread
100.36307	4.701	4.617	4.529	4.437	4.341	4.240	4.133	Yield
100.36307	65	66	66	63	58	51	44	Spread
100.39432	4.683	4.590	4.493	4.391	4.285	4.173	4.055	Yield
100.39432	64	63	62	58	52	44	36	Spread
100.42557	4.664	4.563	4.456	4.346	4.229	4.107	3.977	Yield
100.42557	62	60	59	54	46	38	29	Spread
100.45682	4.646	4.536	4.420	4.300	4.173	4.040	3.899	Yield
100.45682	60	58	55	49	41	31	21	Spread
100.48807	4.628	4.509	4.384	4.254	4.117	3.974	3.822	Yield
100.48807	58	55	51	45	35	24	13	Spread
100.51932	4.610	4.482	4.348	4.208	4.061	3.908	3.744	Yield
100.51932	56	52	48	40	30	18	5	Spread
100.55057	4.592	4.455	4.312	4.162	4.006	3.841	3.666	Yield
100.55057	55	49	44	35	24	11	-2	Spread
100.58182	4.574	4.428	4.276	4.117	3.950	3.775	3.589	Yield
100.58182	53	47	40	31	18	4	-10	Spread
100.61307	4.555	4.401	4.240	4.071	3.894	3.709	3.512	Yield
100.61307	51	44	37	26	13	-2	-18	Spread
100.64432	4.537	4.374	4.203	4.025	3.839	3.643	3.434	Yield
100.64432	49	41	33	22	7	-9	-26	Spread
100.67557	4.519	4.347	4.167	3.980	3.783	3.576	3.357	Yield
100.67557	47	39	30	17	2	-15	-33	Spread
100.70682	4.501	4.320	4.131	3.934	3.727	3.510	3.280	Yield
100.70682	45	36	26	13	-4	-22	-41	Spread
100.73807	4.483	4.293	4.095	3.889	3.672	3.444	3.203	Yield
100.73807	44	33	22	8	-9	-29	-49	Spread
100.76932	4.465	4.266	4.059	3.843	3.616	3.378	3.125	Yield
100.76932	42	31	19	4	-15	-35	-57	Spread

WAL	1.85	1.22	0.90	0.71	0.58	0.48	0.41
Mod Durn	1.711	1.152	0.860	0.680	0.557	0.469	0.401
Payment Window	Jul05 - Jun09	Jul05 - Jan08	Jul05 - May07	Jul05 - Dec06	Jul05 - Sep06	Jul05 - Jun06	Jul05 - Apr06
Optional Redemption	Call (N,N)	Call (N,N)	Call (N,N)	Call (N,N)	Call (N,N)	Call (N,N)	Call (N,N)

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers.  This material is for your private information and we are not soliciting any action based upon it.  This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.  This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such.  By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes.  We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets.  Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you.  Goldman Sachs does not provide accounting, tax or legal advice.  Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.